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                                                                  EXHIBIT 23.1.8


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 1999, with respect to the financial statements of Lexecon, Inc., included in Amendment No. 4 to the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.


                                                 /s/ Ernst & Young LLP



Chicago, Illinois
March 12, 1999